                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  SEPTEMBER 23, 1996 (SEPTEMBER
                                                  ----------------------------
13, 1996)
- ---------

                            GRAPHIC INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Georgia                   0-12204                   58-1101633
- -------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission              (IRS Employer
 of incorporation)                 File Number)          Identification No.)


               2155 MONROE DRIVE, N.E., ATLANTA, GEORGIA  30324
               -----------------------------------------  -----
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code      (404) 874-3327
                                                  --------------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

     Mark C. Pope, IV resigned as President of Graphic Industries, Inc. as of September 13, 1996, and as a director of Graphic Industries, Inc. as of September 16, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GRAPHIC INDUSTRIES, INC.



                                    By: /s/ Mark C. Pope III
                                       -------------------------------------
                                        Name: Mark C. Pope III
                                             -------------------------------
                                        Title: Chairman & CEO
                                              ------------------------------


                                    Date:  September 18, 1996
                                         -----------------------------------